SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 28, 2003
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                  0- 49980                22-3798677
----------------------------         ----------               -------------
(State or other jurisdiction         (File No.)               (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                       07016
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
         ------------

         On July 28, 2003, the Registrant announced the adoption of a Plan of Conversion and Reorganization pursuant to which the Registrant will convert from the mutual holding company form of organization to a full stock company.

         For further details, reference is made to the Press Release dated July 28, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------



     Exhibit
     Number                Description
     ------                -----------

       99       Press Release dated July 28, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SYNERGY FINANCIAL GROUP, INC.


Date: July 28, 2003                    By: /s/John S. Fiore
                                           -------------------------------------
                                           John S. Fiore
                                           President and Chief Executive Officer